UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2006 (October 18, 2006)
COMSTOCK HOMEBUILDING COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11465 SUNSET HILLS ROAD, 5TH FLOOR

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 883-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Item 8.01.	Other Events.
     On October 18, 2006, Comstock Homebuilding Companies, Inc. (the “Company”) and Comstock Bellemeade, L.C., a wholly-owned subsidiary of the Company (the “Subsidiary”) received a letter purporting to be a default notice from Bank of America, N.A. (the “Lender”) under the related Deed of Trust Note (the “Note”), Loan Agreement (the “Loan Agreement”) and Guaranty Agreement (each dated as of September 28, 2005, and previously reported in connection with the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2005).
     The Company has notified the Lender that it disputes Lender’s assertion and that it intends to initiate arbitration proceedings regarding the same. The Company and Lender are in discussions regarding the dispute.
     In the event the Company and Subsidiary are deemed to be in default under the Note and the Loan Agreement, the Lender will be entitled to exercise a variety of rights, including (i) accelerating the loan, (ii) terminating the loan, (iii) reducing its claim to a judgment and (iii) exercising all other legal and equitable remedies it may have. In addition, in the event the Company and Subsidiary are deemed to be in default under the Note and the Loan Agreement, the Company, directly or indirectly through additional subsidiaries could be deemed to be in default under other credit facilities, which would potentially give the Company’s other lenders the right to exercise their rights with respect to approximately $200 million of the Company’s outstanding indebtedness.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Loan Agreement, dated September 28, 2005, by and between Comstock Bellemeade, L.C. and Bank of America, N.A. (incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005).

10.2	Guaranty Agreement, dated September 28, 2005, by Comstock Homebuilding Companies, Inc. in favor of Bank of America, N.A. (incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 24, 2006

COMSTOCK HOMEBUILDING COMPANIES, INC.
By:	/S/ Jubal R. Thompson
Jubal R. Thompson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Agreement, dated September 28, 2005, by and between Comstock Bellemeade, L.C. and Bank of America, N.A. (incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005).

10.2	Guaranty Agreement, dated September 28, 2005, by Comstock Homebuilding Companies, Inc. in favor of Bank of America, N.A. (incorporated by reference to an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005).